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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A
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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     FINANCIAL PACIFIC INSURANCE GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                DELAWARE                                        68-0311660
(State of Incorporation or Organization)                     (I.R.S. Employer
                                                            Identification No.)

           3850 ATHERTON ROAD                                      95765
           ROCKLIN, CALIFORNIA                                   (Zip Code)
(Address of Principal Executive Offices)

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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                      None
                                (Title of Class)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-50511

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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:



                         Common Stock, par value $0.001
                                    per share
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                                (Title of Class)





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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of Registrant's Common Stock, par value $0.001 per share, contained on page 51 of the prospectus which forms a part of Registrant's Registration Statement on Form S-1 (File No. 333-50511) as filed on April 20, 1998, under the caption "Description of Capital Stock," is incorporated herein by this reference.

ITEM 2.  EXHIBITS.

         The following Exhibits are filed as part of this Registration
Statement:

         1. Registrant's Registration Statement on Form S-1 (Registration No. 333-50511) (the "S-1 Registration Statement"), filed with the Commission on April 20, 1998 (incorporated by reference);

         2. Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 of the S-1 Registration Statement);

         3. Bylaws of Registrant (incorporated by reference to Exhibit 3.2 of the S-1 Registration Statement);

         4. Specimen of certificate evidencing Registrant's Common Stock, par value $0.001 per share, registered hereunder (incorporated by reference to Exhibit 4.1 of the S-1 Registration Statement);

         5. Stockholders Agreement, dated September 7, 1993, between the Registrant and the investors named therein (incorporated by reference to Exhibit
4.2 of the S-1 Registration Statement); and

         6. Amendment Number One to the Stockholders Agreement, dated December 28, 1995, between the Registrant and the investors named therein (incorporated by reference to Exhibit 4.3 of the S-1 Registration Statement).





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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    FINANCIAL PACIFIC INSURANCE GROUP, INC.



Dated:  May 28, 1998                By:  /s/ ROBERT C. GOODELL
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                                         Robert C. Goodell
                                         President and Chief Executive Officer






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